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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            Form 8-K

                         Current Report



               Pursuant to Section 13 or 15(d) of
                 Securities Exchange Act of 1934



       Date of Report:  (Date of Earliest Event Reported):
                         November 29, 1995


                         GROSSMAN'S INC.
     (Exact Name of Registrant as Specified in its Charter)

                            DELAWARE
         (State of Other Jurisdiction of Incorporation)

                1-542                         38-0524830
         (Commission File No.)             (I.R.S. Employer
                                           Identification No.)



45 Dan Road
Canton, Massachusetts                                 02021
(Address of Principal Executive Offices)             (Zip Code)



       Registrant's telephone number, including area code:

                         (617) 830-4000






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Item 7.  Financial Statements and Exhibits

         Exhibit

          4(o)-5  Sixth Amendment, dated as of November 29,
          1995, to the Loan and Security Agreement between Grossman's Inc. and BankAmerica Business Credit, Inc., dated December 15, 1993


          4(o)-6 Waiver and Seventh Amendment, dated as of December 29, 1995, to the Loan and Security Agreement between Grossman's Inc. and BankAmerica Business
          Credit, Inc., dated December 15, 1993






































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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                GROSSMAN'S INC.

                                By:  /s/ Richard E. Kent
                                     Richard E. Kent
                                     Vice President, Secretary
                                     and General Counsel





Dated:  January 12, 1996

































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